UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 8, 2022, Harrow Health, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to its loan and security agreement previously entered into on September 1, 2021 with Melt Pharmaceuticals, Inc., as borrower (“Borrower”). The Amendment provides for:

Minimum Liquidity. Melt is required to maintain a minimum cash balance of $7,000,000 for one (1) year following the effective date of the Amendment; and a minimum cash balance of $5,000,000 at all times after the one year anniversary of the effective date of the Amendment.

Maturity. The maturity date by which all amounts owed under the loan agreement are payable was extended to September 1, 2026, unless otherwise accelerated pursuant to the terms of the loan agreement.

Material Adverse Effect. The definition of Material Adverse Effect was amended so that such an effect will be deemed to have occurred if the data from the phase 2 study of MELT-300 fails to demonstrate the benefit of the combination MELT-300 study drug versus the individual components of the same MELT-300 study drug, as reasonably determined by the Company.

Effectiveness of Amendment. The effectiveness of the Amendment is subject to, among other conditions, the Borrower consummating a Qualifying Financing (as defined in the Amendment) of a minimum amount of $15,000,000 from third party investors by August 31, 2022.

Except as expressly amended pursuant to the Amendment or referenced therein, the loan agreement and related loan documents remain unchanged and in full force and effect.

The foregoing is a summary description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2022.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Item	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: April 13, 2022	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer